Exhibit 99.1

Delaware Court Agrees with CytoDyn that Activist Group’s Nominations are Invalid

Affirms that Nomination Notice Failed to Comply with Company’s By-laws

Proxies and Votes in Favor of the Activist Group’s Nominees Will be Disregarded

Company Will Immediately File Its Definitive Proxy Statement

VANCOUVER, Washington – October 14, 2021 – CytoDyn Inc. (OTCQB: CYDY) (“CytoDyn” or the “Company”), a late-stage biotechnology company developing leronlimab, a CCR5 antagonist with the potential for multiple therapeutic indications, today announced that the Delaware Court of Chancery found that CytoDyn’s Board of Directors properly rejected a nomination notice presented by an activist group led by Paul Rosenbaum and Bruce Patterson (the “Rosenbaum/Patterson Group” or the “Activist Group”). All of the Activist Group’s claims were denied and judgment was entered for CytoDyn and its Board.

Specifically, the Court found that the Activist Group’s nomination notice failed to comply with the Company’s by-laws, finding that they “ultimately went wrong” by “playing fast and loose in their responses to key inquiries embedded in the advance notice bylaw…” The Court also noted that, among other things, the Activist Group’s nomination notice “fell short of what was required,” omitted required information about supporters, and “failed to provide information regarding an obvious conflict involving a nominator and a nominee.”

The Court determined that the nomination notice was deficient in at least two key respects:

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CCTV and Supporters: “The Board rejected the Nomination Notice, in part, because it failed to disclose the existence of CCTV, which was founded by Rosenbaum and collected donations to support the proxy fight… Plaintiffs were obliged to identify their supporters. This was vitally important information; the Board was not nitpicking when it flagged the omission as material and ultimately disqualifying. … Yet Plaintiffs elected to say nothing of supporters, preferring instead to withhold the information….”

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IncellDx: “The Board legitimately suspected that Patterson and others were keen on revisiting the failed attempt to combine IncellDx and CytoDyn. … For Plaintiffs not to appreciate the presence of that elephant in the room reflects either reckless indifference or deliberate gamesmanship… [E]vidence clearly reveals that such a transaction was at least being contemplated by the IncellDx insiders and Rosenbaum. [An] email chain reveals that Patterson continues to believe that a merger would be in the best interests of both companies; he writes: “it HAS to happen solely because of our IP. We haven’t made a big deal about it because we view the 13D as an opportunity to bring this together in a 1+1=3 scenario.” In yet another email, Patterson declares, “The takeover is starting!,” and then explains, “Yes this is the beginning of getting the deal I sent to you consummated!!”

The Court therefore concluded that the nomination notice was “fatally incomplete” and that the Board of Directors was “justified in rejecting” it. Unless the Activist Group appeals and the decision is reversed, the Company will disregard the Group’s director nominations, and no proxies or votes in favor of its nominees will be recognized or tabulated at the 2021 Annual Meeting.

Scott A. Kelly, M.D., Chairman of the Board of CytoDyn, stated, “Our by-laws are in place to ensure that all shareholders are treated equally. We consider it vital that shareholders have the appropriate information to make informed decisions when voting on issues that could affect the future of their investment. The Company believes that today’s ruling upholds this standard. We look forward to continuing to focus on bringing leronlimab to market as expeditiously as possible to benefit patients and create shareholder value.”

The Company will file its definitive proxy statement today and intends to mail its definitive proxy materials to all shareholders within the next week.

The 2021 Annual Meeting remains scheduled for October 28, 2021. Shareholders of record as of September 1, 2021, will be entitled to vote at the Annual Meeting.

CytoDyn is represented by Sidley Austin LLP.

About CytoDyn

CytoDyn is a late-stage biotechnology company developing innovative treatments for multiple therapeutic indications using leronlimab, a novel humanized monoclonal antibody targeting the CCR5 receptor. CCR5 plays a critical role in the ability of HIV to enter and infect healthy T-cells and appears to be implicated in tumor metastasis and immune-mediated illnesses, such as NASH.

CytoDyn successfully completed a Phase 3 pivotal trial using leronlimab combined with standard antiretroviral therapies in HIV-infected patients who were heavily treatment-experienced individuals with limited treatment options. CytoDyn is working diligently to resubmit its BLA for this HIV combination therapy since receiving a Refusal to File in July 2020. In July 2021, CytoDyn announced that it had submitted a dose justification report to the FDA, an integral step in the resubmission process for its BLA, which it expects to complete by the first quarter of calendar 2022. CytoDyn also completed a Phase 2b/3 investigative trial with leronlimab used as a once-weekly monotherapy for HIV-infected patients. CytoDyn plans to initiate a registration-directed study of leronlimab monotherapy indication. If successful, it could support a label expansion approval. Clinical results to date from two trials have shown that leronlimab can maintain a suppressed viral load in a sub-population of R5 HIV patients who chose to switch from their daily pills regimen to once-a-week subcutaneous dose of leronlimab. Several patients on leronlimab’s Phase 2b extension arm have remained virally suppressed for almost 7 years and many patients in our Phase 2b/3 investigative trial are passing two and some four years of monotherapy with suppressed viral load.

CytoDyn recently completed a Phase 2 clinical trial with leronlimab in mTNBC and a Phase 2 basket trial in solid tumor cancers (22 different cancer indications) A Phase 2 investigative trial for post-acute sequelae of SARS COV-2, also known as COVID-19 long-hauler’s, and a Phase 2 clinical trial for NASH are continuing. CytoDyn has already completed a Phase 2 and Phase 3 trial for mild-to-moderate and severe-to-critical COVID-19 patients, respectively, for which CytoDyn did not meet its primary or secondary endpoints, except for the secondary endpoint in the critically ill subpopulation. More information is at www.cytodyn.com.

Forward-Looking Statements

This press release contains certain forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Forward-looking statements specifically include statements about leronlimab, its ability to provide positive health outcomes, the possible results of clinical trials, studies or other programs or ability to continue those programs, the ability to obtain regulatory approval for commercial sales, and the market for actual commercial sales. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks and uncertainties including: (i) the regulatory determinations of leronlimab’s efficacy to treat human immunodeficiency virus (“HIV”) patients with multiple resistance to current standard of care, COVID-19 patients, and metastatic Triple-Negative Breast Cancer (“mTNBC”), among other indications, by the U.S. Food and Drug Administration and various drug regulatory agencies in other countries; (ii) the Company’s ability to raise additional capital to fund its operations; (iii) the Company’s ability to meet its debt obligations; (iv) the Company’s ability to enter into partnership or licensing arrangements with third-parties; (v) the Company’s ability to identify patients to enroll in its clinical trials in a timely fashion; (vi) the Company’s ability to achieve approval of a marketable product; (vii) the design, implementation and conduct of the Company’s clinical trials; (viii) the results of the Company’s clinical trials, including the possibility of unfavorable clinical trial results; (ix) the market for, and marketability of, any product that is approved; (x) the existence or development of vaccines, drugs, or other treatments that are viewed by medical professionals or patients as superior to the Company’s products; (xi) regulatory initiatives, compliance with governmental regulations and the regulatory approval process; (xii) legal proceedings, investigations or inquiries affecting the Company or its products; (xiii) general economic and business conditions; (xiv) changes in foreign, political, and social conditions; (xv) stockholder actions or proposals with regard to the Company, its management, or its board of directors; and (xvi) various other matters, many of which are beyond the Company’s control. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this press release.

Important Information

CytoDyn intends to file with the SEC a definitive proxy statement and associated Blue proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to CytoDyn Inc. at 1111 Main Street, Suite 660, Vancouver, Washington 98660.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from stockholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021, filed with the SEC on July 30, 2021, as amended by Amendment No. 1 filed with the SEC on September 28, 2021, and the Company’s definitive proxy statement for the 2020 annual meeting, filed with the SEC on September 1, 2020. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2020 annual meeting, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

CONTACTS

Investors:

Cristina De Leon

Office: 360.980.8524

ir@cytodyn.com

OR

Mike Verrechia / Bill Dooley, 800-662-5200

Morrow Sodali

cydy@info.morrowsodali.com

Media:

Dan Zacchei / Joe Germani

Sloane & Company

dzacchei@sloanepr.com / jgermani@sloanepr.com